Exhibit 33.2

Management Assessment Report Management of Wilmington Trust National Association (the Company) is responsible for assessing compliance with the applicable servicing criteria set forth in Item 1122 (d) (2) (ii), 1122(d) (2) (iv), 1122(d) (2) (v), 1122(d)(3)(i), 1122(d) (3) (ii), 1122(d) (3) (iii) and 1122(d) (3) (iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of auto related asset-backed transactions initiated or amended for purposes of Regulation AB on or after January 1, 2006, for which the Company provides trustee services (the Platform) as of and for the year ended December 31, 2020. Management has determined that all other criteria set forth in Item 1122(d) are not applicable to the servicing activities performed by the Company with respect to the Platform. Appendix A to this report identifies the auto related asset-backed transactions defined by management as constituting the Platform. The Company’s management has assessed the Company’s compliance with the applicable servicing criteria as of and for the year ended December 31, 2020. In making this assessment, management used the criteria set forth by the Securities and Exchange Commission in criterion (d) (2) (ii), (d) (2) (iv), (d) (2) (v), (d) (3) (i), (d) (3) (ii), (d) (3) (iii) and (d) (3) (iv) of Item 1122 of Regulation AB. The activities the Company performs with respect to the applicable 1122 (d) servicing criteria are listed on the attached Appendix A.With respect to the Company’s obligation to issue a notification to be included in the client’sForm 8-K. Form 10-D and Form 10-K under applicable servicing criterion 1122(d)(3)(i),there were no activities performed during the year ended December 31, 2020, with respect to the Platform, because there were no occurrences of events that would require the Company to perform such activities.Based on such assessment, management believes that, as of and for the year endedDecember 31, 2020, the Company has complied in all material respects with the servicingcriteria set forth in Item 1122(d) (2) (ii), 1122 (d) (2) (iv), 1122(d) (2) (v), 1122(d)(3)(i), 1122(d) (3) (ii), 1122(d) (3) (iii) and 1122(d)(3)(iv) of Regulation AB of the Securities and Exchange Commission relating to the servicing of the platform.

PricewaterhouseCoopers LLP, a registered public accounting firm, has issued an attestation report with respect to management’s assessment of compliance with the applicable servicing criteria as of and for the year ended December 31, 2020.Puted TadieName: Patrick Tadie Title:Group Vice PresidentICS Global Capital MarketsFebruary 26, 2021Date:/s/Patrick Tadie

Appendix A 2020 Overview of Applicable Servicing Criteria and Associated Platform Transactions ABS Auto Transactions Santander Drive Auto Receivable Trust 2015-4 Santander Drive Auto Receivable Trust 2015-5 Santander Drive Auto Receivable Trust 2016-1 Santander Drive Auto Receivable Trust 2016-2 Santander Drive Auto Receivable Trust 2016-3 DRIVE Auto Receivables Trust 2017-1 Item 1122 Applicable Activity (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire DRIVE Auto Receivables

Transactions Trust 2017-2 DRIVE Auto Receivables Trust 2017-3 Item 1122 Applicable Activity transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over Fifth Third Auto Trust 2017-1

Transactions Item 1122 Applicable Activity collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d)(3)(iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distri ution priority and other terms set forth in the transaction agreement (d)(3)(iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors DRIVE Auto Receivables Trust 2018-1

Transactions DRIVE Auto Receivables Trust 2018-2 Item 1122 Applicable Activity per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor DRIVE Auto Receivables Trust 2018-3 DRIVE Auto Receivables Trust 2018-4

Transactions DRIVE Auto Receivables Trust 2018-2 Item 1122 Applicable Activity per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor DRIVE Auto Receivables Trust 2018-3 DRIVE Auto Receivables Trust 2018-2

Transactions Item 1122 Applicable Activity respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- CarMax Auto Owner Trust 2018-3

Transactions CarMax Auto Owner Trust 2018-4 Item 1122 Applicable Activity 1(b)(1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an

Transactions Item 1122 (d) (3) (iv) (d) (2) (ii) DRIVE Auto Receivables Trust 2019-1 (d) (3) (i) (d) (3) (ii) (d) (3) (iii) Applicable Activity investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, (d) (3) (iv) (d) (2) (ii) DRIVE Auto Receivables Trust 2019-3 (d) (3) (i) (d) (3) (ii) (d) (3) (iii) (d) (3) (iv)

Transactions DRIVE Auto Receivables Trust 2019-4 Item 1122 Applicable Activity or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d)(3)(iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d)(3)(ii) Company’s obligation: Amounts due to investors are Fifth Third Auto Trust 2019-1

Transactions Capital One Prime Auto Trust 2019-1 Item 1122 Applicable Activity allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks,

Transactions Capital One Prime Auto Trust 2019-2 Item 1122 Applicable Activity or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is Capital One Prime Auto Trust 2020-1

Transactions Item 1122 (d) (3) (ii) (d) (3) (iii) (d) (3) (iv) (d) (2) (ii) CarMax Auto Owner Trust 2020-1 Applicable Activity maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time (d) (2) (iv) (d) (2) (v) (d) (3) (i) (d) (3) (ii)

Transactions CarMax Auto Owner Trust 2020-2 Item 1122 Applicable Activity frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (2) (iv) Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b)(1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank an

Transactions Item 1122 Applicable Activity statements. (d) (2) (ii) CarMax Auto Owner Trust 2020-3 (d) (2) (iv) (d) (2) (v) (d) (3) (i) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or an investor are made only by authorized personnel Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the transaction agreements. Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel Company’s obligation: The related accounts for the transaction, such as cash reserve accounts or accounts established as a form of over collateralization, are separately maintained (eg., with respect to commingling of cash) as set forth in the (d) (3) (ii) (d) (3) (iii) (d) (3) (iv) CarMax Auto Owner (d) (2) (ii) Trust 2020-4 (d) (2) (iv)

Transactions Item 1122 Applicable Activity transaction agreements. (d) (2) (v) Company’s obligation: Each custodial account is maintained at a federally insured depository institution as set forth in the transaction agreements. For purposes of this criterion, “federally insured depository institution” with respect to a foreign financial institution means a foreign financial institution that meets the requirements of Rule 13k- 1(b) (1) of the Securities Exchange Act. (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors. per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements. (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d)(3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank DRIVE Auto Receivables Trust 2020-1

Transactions Item 1122 Applicable Activity statements. DRIVE Auto Receivables Trust 2020-2 (d) (2) (ii) Company’s obligation: Disbursements made via wire transfer on behalf of an obligor or to an investor are made only by authorized personnel (d) (3) (i) Company’s obligation to issue a notification of any activity giving rise to Form 10-D or Form 8-K disclosure items (d) (3) (ii) Company’s obligation: Amounts due to investors are allocated and remitted in accordance with time frames, distribution priority and other terms set forth in the transaction agreement (d) (3) (iii) Company’s obligation: Disbursements made to an investor are posted within two business days to the Servicer’s investor records, or such other number of days specified in the transaction agreements. (d) (3) (iv) Company’s obligation: Amounts remitted to investors per the investor reports agree with cancelled checks, or other form of payment, or custodial bank statements.